EXHIBIT 10.1

                         AGREEMENT OF ASSET ACQUISITION

      This Agreement of Asset Acquisition (the "Agreement") dated April 30, 2001, by and between Highland Acquisition Corporation, a Delaware corporation with its principal offices located at 555 West Street, New York, NY 10014, ("Buyer") and Maggio Beef Corporation, a New York corporation with its principal offices located at 555 West Street, New York, NY 10014 ("Seller").

                                    RECITALS

      WHEREAS, Buyer desires to acquire certain of the assets of Seller, all as more particularly set forth herein (the "Acquisition"); and

      WHEREAS,   the  Acquisition  shall  be  consummated  pursuant  to  and  in accordance with the terms and conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties agree as follows:

                                   SECTION 1.

              TRANSFER AND ACQUISITION OF CERTAIN ASSETS OF SELLER.

      1.1 Acquisition of Assets. Subject to the terms and conditions of this Agreement, Seller agrees to sell, convey, transfer, assign and deliver to Buyer, and Buyer agrees to accept the transfer all of Seller's right, title and interest in its assets, real, personal and mixed, tangible and intangible, employed in the M.B.C. division of Seller (the "Business") including, without limitation, the assets listed on Schedule 1.1 attached hereto but excluding the items listed in Section 1.2 below (collectively, the "Transferred Assets").

Seller shall convey good and marketable title to the Transferred Assets and all parts thereof to Buyer free and clear of all liabilities, claims, assessments, security interests, liens, restrictions and encumbrances, except as expressly provided herein to the contrary.

      1.2 Excluded Assets. The Transferred Assets shall not include and Buyer shall not acquire from Seller the following items ("Excluded Assets"):

      1.3 Assumed Liabilities. Buyer shall assume only those liabilities listed or described on Schedule 1.3 (the "Assumed Liabilities").

      1.4 Excluded Liabilities. Except for the Assumed Liabilities, Buyer shall not be obligated to pay or assume, and none of the Transferred Assets shall be or become liable for or subject to, any liability of Seller, including, without limitation, the following, whether fixed or contingent, recorded or unrecorded, known or unknown (collectively, the "Excluded Liabilities"): (I) long, or short term indebtedness, liabilities and other obligations or guarantees of Seller;
(ii) federal, state or local tax liabilities or liabilities of Seller relating to the operations of Seller for the period prior to the Closing Date or resulting from the consummation of the transactions contemplated herein, including, without limitation, any income or acquisitions, tax,


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any franchise tax, and any other such tax; (iii) obligation or liability for any and all claims by or on behalf of any employee of Seller relating to periods prior to Closing; (iv) any liability, obligation, interest, sanctions, or penalties arising out of or in connection with any claim or violation under the Employee Retirement Income Security Act of 1974, as amended, and (v) any liability or obligation arising out of or in connection with any act or omission relating to the ownership or operations of the Business by Seller or the Transferred Assets which occurred prior to Closing, including, but not limited to any breach by Seller at any time of any contract or commitment, trade payables relating to Transferred Assets or otherwise.

      1.5   Transfer Price.

      (a)   The transfer  price  payable by Buyer to Seller for the  Transferred
            Assets  ("Transfer  Price"),   shall  be  the  sum  of  One  Million
            ($1,000,000) Dollars payable as follows:

            (i) $100,000 in cash at the closing,  (ii) $900,000 by delivery of a
            Note in that amount bearing interest at 8% per annum. The Note shall be due two years after the closing with a mandatory prepayment due ten days after the closing of an equity offering producing gross proceeds of at least $3,000,000.

      1.6 Instruments of Conveyance and Transfer. At the Closing, Seller shall deliver to Buyer such bills of acquisition, endorsements, assignments, and other good and sufficient instruments of transfer, conveyance, and assignment satisfactory to Buyer and its counsel as shall be effective to vest in and warrant to Buyer good and marketable title to the Transferred Assets, free and clear of all mortgages, security agreements, pledges, charges, claims, liens, and encumbrances. Simultaneously with such delivery, Seller shall take all steps as may be required to put Buyer in actual possession and operating control of the Transferred Assets and the Business. Seller shall obtain assignments to Buyer of the Leaseholds.

      1.7. Further Assurances. Seller' shall from time to time at the request of Buyer and without further consideration, execute and deliver such instruments of transfer, conveyance, and assignment in addition to those delivered pursuant to ss.1.6 and take such other action as Buyer may reasonably request to more effectively transfer, convey and assign to and vest in Buyer, and to put Buyer in possession of, all or any portion of the Transferred Assets. In the event that any consent is required to transfer any contracts to be assumed by Buyer has not been received by the Closing, and Buyer waives such nonreceipt and proceeds to Closing, Seller shall be obligated without further consideration to use its best efforts to secure for the Buyer the benefits of such contracts.

                                   SECTION 2.
                                     CLOSING

      2.1 Time and Place. Subject to the terms and conditions of this Agreement, the closing (the "Closing") shall take place at 10:00 am. on May __, 2001, at the officers of Jack H. Halperin, Esq., 317 Madison Avenue, Suite 1421, New York, NY 10017 or at such other time, date, and/or place as the parties may mutually agree or such later date as shall be deemed to be at least 10 days following compliance with Article 6 of the New York Uniform Commercial Code. The date on which the Closing occurs is referred to as the "Closing Date."


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      2.2 Actions of Seller at closing.  At Closing and unless  otherwise waived in writing by Buyer, Seller shall deliver to Buyer the following:

      (a) A General Bill of Acquisition and Agreement, fully executed by Seller, conveying to Buyer good and marketable title to all tangible and intangible assets which are a part of the Transferred Assets, free and clear of all liabilities, claims, liens, security interests and restrictions:

      (b) Copy of resolutions duly adopted by the board of directors and the shareholders of Seller authorizing and approving Seller's execution, delivery and performance of this Agreement and the transactions contemplated hereby, certified as true and of full force as of Closing, by an appropriate officer of Seller;

      (c) Certificate of a duly authorized officer of Seller certifying that each covenant and agreement of Seller to be performed prior to Closing pursuant to this Agreement has been performed in all material respects;

      (d) Certificate of a duly authorized officer of Seller certifying that each representation and warranty of Seller is true and complete as of the date of this Agreement and as of the Closing date;

      (e) Certificate of existence and good standing of Seller from the State of New York, dated the most recent practical date prior to Closing; and

      (f) Such other instruments and documents required under this Agreement or as Buyer reasonably deems necessary to effect the transactions contemplated hereby and to otherwise consummate the transactions described herein.

      2.3 Actions of Buyer at Closing. At the closing and unless otherwise waived in writing by Seller, Buyer shall deliver to Seller the following:

      (a) Copy of the resolutions duly adopted by the board of directors of Buyer, authorizing and approving Buyer's execution, delivery and performance of this Agreement arid the transactions contemplated hereby, certified as true and in full force as of Closing by an appropriate officer of Buyer;

      (b) Certificate of a duly authorized officer of Buyer certifying that each covenant and agreement of Buyer to be performed prior to Closing pursuant to this Agreement has been performed in all material respects;

      (c) Certificate of a duly authorized officer of Buyer certifying that each representation and warranty of Buyer as set forth herein, is true and complete as of the date of the Agreement and as of the Closing Date; and

      (d) Certificate of Good Standing of Buyer from the State of Delaware dated shortly before the Closing Date.


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

                                   SECTION 3.
                    REPRESENTATIONS AND WARRANTIES OF SELLER.

      3.1  Seller's  Representations  and  Warranties,   Seller  represents  and
warrants to Buyer as follows:

      (a) Ownership. The persons listed on Schedule 3.1(a) are the legal and beneficial owners of all the issued and outstanding voting securities of Seller, and such persons have voted to authorize this transaction on behalf of Seller.

      (b) Employees Attached as EXHIBIT 3.1(b) is a schedule listing the names and compensation of each employee of Seller employed in the Business. All of Seller's employees listed in Exhibit 3.1(c) are employed at will. Seller has no pension, health or other employee benefit plan in effect other than as described and identified in
            Exhibit 3.1(c) nor are any of such employees entitled to any accrued vacation pay or any other fringe benefits except as described in
            Exhibit 3.1(c).

      (c) Transferred Assets. The Transferred Assets are all the assets of Seller used or reasonably needed to operate the transferred Business. All of the Transferred Assets are owned by Seller, free and clear of all liens and encumbrances, except for (i) potential claims with respect to the trademarks included as part of the Transferred Assets as described in EXHIBIT 11(c) and except for (ii) the existing Security Agreement and uniform commercial code financing statement granted by Seller to ________________________ Inc. a ___________ corporation (the "Existing Lienholder"). [The Existing Lienholder has agreed to enter into an agreement in the form of EXHIBIT 3.1(d) (the "Highland Subordination Agreement") whereby the Existing Lienholder consents to the transaction provided in this Agreement and agrees that its security interest in the Transferred Assets will be subordinate to Buyer's title therein, provided that such security interest shall remain in effect to the extent that Seller has rights in such Transferred Assets pursuant to the terms of the Security Agreement provided in ss1.4(b) Therefore, taking the Security Subordination Agreement into effect, when the transfer of the Transferred Assets to Buyer at the Closing will vest complete and unencumbered title in the Transferred Assets to Buyer, subject only to the Security Agreement provided in ss1.4(b)).

      (d) Organization and Good Standing. Seller is duly qualified as a New York corporation and is in good standing in any jurisdiction in which the conduct of its business or the ownership of its assets requires such qualif3cation except where such non-qualification has not had a material adverse effect on Seller.

      (e) Authorization; Validity. The execution, delivery, and performance of this Agreement by Seller has been duly and validly authorized by all requisite corporate action. This Agreement has been duly and validly executed and delivered by Seller, and is the legal, valid, and binding obligation of Seller, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium, reorganization, and



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            other laws of  general  application  affecting  the  enforcement  of creditor's rights and by the availability of equitable remedies.

      (f) Consents. etc. Other than as set forth on EXHIBIT 3.1.(f), no approval, consent, waiver, or authorization of or filing or registration with any governmental authority or third party is required for the execution, delivery, or performance by Seller of the transactions contemplated by this Agreement.

      (g) Violations. The execution, delivery, or performance of this Agreement does not and will not (i) with or without the giving of notice or the passage of time, or both, constitute a default, result in a breach of, result in the termination of, result in the acceleration of performance of, require any consent, approval, or waiver (other than those identified on EXHIBIT 3.1(g)), or result in the imposition of any lien or other encumbrance upon any property or assets of Seller, under any agreement, lease, or other instrument to which Seller is a party or by which any of the property or assets of Seller is bound; (ii) violate any permit license, or approval required by Seller to own the Transferred Assets and operate the Business; (iii) violate any law, statute, or regulation or any judgment, order, ruling, or other decision of any governmental authority, court, or arbitrator; or (iv) violate any provision of Seller's Certificate of Incorporation or Bylaws.

      3.2 Survival of Representations and Warranties. Each of the representations and warranties in Section 3 shall be deemed renewed and made again by Seller at the Closing as if made as at that time, and shall survive the Closing for the period of two years except that all representations are warranties relating to taxes and tax returns of Seller shall survive until the expiration of all applicable statute of limitation periods.

                                    SECTION 4

                     REPRESENTATIONS AND WARRANTIES OF BUYER

      4.1 Buyer's Representations and Warranties. As of the date hereof and as of the Closing Date, Buyer represents and warrants to Seller the following:

      (a) Corporate Capacity. Buyer is a for-profit corporation duly organized and validly existing in good standing under the laws of the State of Delaware. Buyer has the requisite power and authority to enter into this Agreement, perform its obligations hereunder and to conduct its business as now being conducted.

      (b) Corporate Powers: Consents; Absence of Conflicts With Other Agreements, Etc. The execution, delivery and performance of this Agreement by Buyer and all other agreements referenced herein or ancillary hereto to which Buyer is to be a party: (i) are within Buyer's authority and powers, are not in contravention of law or of the terms of Buyer's Certificate of Incorporation, By-laws or any amendments thereto and have been duly authorized by all appropriate corporate action; (ii) do not require any approval or consent of, or filing with, any governmental agency or authority bearing on the validity of this Agreement which is required by law or the regulations


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

            of any such agency or authority; (iii) will neither conflict with nor result in any material breach or contravention of, or the creation of any lien under, any indenture, agreement, lease, instrument or understanding to which Buyer is a party or by which Buyer is bound; (iv) will not violate any statute, law, rule or regulation of any governmental authority to which Buyer may be subject; and (v) will not violate any judgment, order or decree of any court or governmental authority to which Buyer may be subject.

      (c) Binding Agreement. This Agreement and all other agreements to which Buyer will become a party hereunder are and will constitute the valid and legally binding obligations of Buyer and are and will be enforceable against Buyer in accordance with the respective terms hereof and thereof, except as enforceability against Buyer may be restricted, limited or delayed by applicable bankruptcy or other laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity.

      (d) Full Disc1osure. The representations and warranties of Buyer herein do not and will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements made and to be made not misleading.

      4.2 Survival of Representations and Warranties. Each of the representations and warranties in Section 4 shall be deemed renewed and made again by Buyer at the Closing as if made as at that time, and shall survive the Closing for a period of two years.

                                    SECTION 5
                              COVENANTS OF PARTIES.

      5.1 By Seller Prior to the Closing. Except as may otherwise be consented to or approved in writing by Buyer, Seller agrees that from the date of this Agreement and until the Closing:

      (a) Conduct Pending Closing. (i) The Business, shall be conducted only in the ordinary course consistent with past practices; (ii) Seller shall not declare any dividends, enter into any mergers, and shall not engage in any borrowing, or hiring of new personnel

      (b)   Access   to   Records.   Seller   shall   provide   Buyer   and  its
            representatives access to all books and records of Seller relating to the Business.

      (c) Enforcement of Agreements. For a period of twelve (12) months following the Closing Date, Seller shall, upon Buyer's request, cooperate with Buyer to provide for Buyer the benefits under any contract or agreement, including any agreement with employees, including, without limitation, enforcement of any and all rights against the other party or parties.

      (d) Employee Payments; Terminations and Rehirings. Seller shall pay all employee compensation, benefits, vacations, sick time, and all other payments due to its employees for the period up to and including the Closing Date. Buyer shall, prior to or at the Closing Date, notify Seller of which of the employees listed on Exhibit

            3.1(c) Buyer wishes to employ. Seller shall, effective at Closing terminate all, such employees so that they may accept employment by Buyer.

      5.2 After Closing Indemnification. Seller will indemnify Buyer or Buyer's successor in interest from any claim from any creditor of Seller relating to Buyer purchasing the Transferred Assets.

                                    SECTION 6

                CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

      6.1 Conditions Precedent. Unless, at the Closing, each of the following conditions is either satisfied or waived by Buyer in writing, Buyer shall not be obligated to effect the transactions contemplated by this Agreement:

      (a) Representations and Warranties. The representations and warranties of Seller in this Agreement are true and correct at the date of this Agreement and shall be true and correct as of the Closing as if each were made again at that time.

      (b) Performance of Covenants. Seller shall have performed and complied in all respects with the covenants and agreements required by this Agreement.

      (c) Items to be Delivered at Closing. Seller shall tendered for delivery to Buyer the following:

            (i) Consents, etc. Consents for each item listed on Schedule 3.1(h).

      (d) Good Standing Certificate. A good standing certificate from Seller in New York.

      (e) Corporate Action. A certified copy of the corporate action of Seller authorizing and approving this Agreement and the transactions contemplated by it.

      (f) Transfer Documents. Deeds, bills of acquisition, assignments, consents to assignments, and other instruments of transfer and consent necessary to transfer to Buyer good and marketable title in and to all of the Transferred Assets, free and clear of all liens, except as set forth in this Agreement.

      (g) Proceedings and Instruments Satisfactory. All proceedings, corporate or other, to be taken in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be satisfactory in form and substance to Buyer and Buyer's counsel, whose approval shall not be unreasonably withheld.

      (h)   Certificate.   There  shall  be  delivered  to  Buyer  an  officer's
            certificate, signed by Seller, to the effect that all of the representations and warranties of Seller set forth in this Agreement are true and complete in all material respects as of the Closing Date, and that Seller has complied in all material respects with its covenants and agreements required to be complied with by the Closing.




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

                                    SECTION 7
                 CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER.

      7.1 Conditions Precedent. Unless, at the Closing, each of the following conditions is either satisfied or waived by Seller in writing, Seller shall not be obligated to effect the transactions contemplated by this Agreement.

      (a) Representations and Warranties. The representations and warranties of Buyer in this Agreement are true and correct at the date of this Agreement and as of the Closing as if each were make again at that time.

      (b) Performance of Covenants. Buyer shall have performed and complied in all respects with the covenants and agreements required by this Agreement.

      (c) Items to be Delivered at Closing. Buyer shall have tendered for delivery to Seller the following:

            (i) Good Standing Certificate. A Certificate of the New York Department of State showing that Buyer is in good standing.

            (ii)  Corporate  Action. A certified copy of the corporate action of
                  Buyer   authorizing  and  approving  this  Agreement  and  the
                  transactions contemplated by it.

            (iii) Cash  Payment,  Note,  Security  Agreement.  Buyer  shall have delivered the payment and the executed Note provided in ss1.4(a) and the an executed copy of the Security Agreement provided in ss.1.1(b) along with such signed forms UCC-l as Seller's counsel shall reasonably request.

            (iv) Security Subordination Agreement. Buyer shall have executed and delivered the Security Subordination Agreement.

      (d) Proceedings and Instruments Satisfactory. All proceedings, corporate or other, to be taken in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be satisfactory in form and substance to Seller and Seller's counsel, whose approval shall not be unreasonably withheld.

      (e) Certificate. There shall be delivered to Seller an officer's certificate, signed by Buyer, to the effect that all of the representations and warranties of Buyer set forth in this Agreement are true and complete in all material respects as of the Closing Date, and that Buyer has complied in all material respects with its covenants and agreements required to be complied with by the Closing.

                                    SECTION 8
                                    NOTICES.

      Any notice, request, demand, or communication required or permitted to be given to any provision of this Agreement shall be deemed to have been delivered, given, and received for all


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

purposes if written and (i) if delivered personally, by facsimile, or by courier or delivery service, at the time of such delivery or (ii) if directed by registered or certified United States mail, postage and charges prepaid, addressed to the intended recipient, at the address specified below, two business days after such delivery to the United States Postal Service.

      If to Buyer at the address first provided above with a copy to:

                              Jack H. Halperin, Esq.
                              317 Madison Ave.-Suite 1421
                              New York, NY 10017

      If to Seller at the address first provided above with a copy to:

                              Maggio Beef Corporation
                              555 West Street
                              New York, NY 10014

Any party may change the address to which notices are to be mailed by giving notice as provided herein to all other parties.

                                   SECTION 9.
                                 MISCELLANEOUS.

      9.1 Entire Agreement. This Agreement, the Exhibits, and the Schedules, contain all of the terms and conditions agreed upon by the parties with reference to the subject matter and supersede any and all previous agreements, representations, and communications between the parties, whether written or oral. This Agreement, including its Exhibits and Schedules, may not be modified or changed except by written instrument signed by all of the parties, or their respective successors or assigns.

      9.2 Assignment. This Agreement shall not be assigned or assignable by Seller or Buyer without the express written consent of the other party except that Buyer may assign this Agreement to a publicly-held corporation that is the issuer of the Consideration Shares. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.

      9.3 Captions. All section, schedule, and exhibit headings are inserted for the convenience of the parties and shall not be used in any way to modify, limit, construe, or otherwise affect this Agreement.

      9.4 Counterparts; Facsimile Signatures. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument. Facsimile signatures shall be of the same legal effect as if signed originally.


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

      9.5 Waiver. Each of the parties may, by written notice to the other, (i) extend the time for the performance of any of the obligations or other actions of the other party; (ii) waive any inaccuracies in the representations or warranties of the other party contained in this Agreement or in any document delivered pursuant to this Agreement; (iii) waive compliance with any other covenants of the other party contained in this Agreement; or (iv) waive, in whole or in part, performance of any of the obligations of the other party. No action taken pursuant to this Agreement, including, but not limited to, the consummation of the Closing or any knowledge of or investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action, possessing such knowledge, or performing such investigation or compliance with the representations, warranties, covenants, and agreements contained herein. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent or similar breach.

      9.6 Controlling Law. This Agreement has been entered into the State of New York and shall be governed by and construed and enforced in accordance with the laws of New York.

      9.7 Gender. Whenever in this Agreement the context so requires, references to the masculine shall be deemed to include the feminine and the neuter, references to the neuter shall be deemed to include the masculine and the feminine, and references to the plural shall be deemed to include the singular and the singular to include the plural.

      9.8 Further Assurances. Each of the parties shall use all reasonable efforts to bring about the transactions contemplated by this Agreement as soon as practicable, including the execution and delivery of all instruments, assignments, and assurances, and shall take or cause to be taken such reasonable further or other actions necessary or desirable in order to carry out the intent and purposes of this Agreement.

      9.9 Attorneys' Fees. In the event a lawsuit is brought to enforce or interpret any part of this Agreement or the rights or obligations of any party to this Agreement, the prevailing party shall be entitled to recover such party's costs of suit and reasonable attorney's fees, through all appeals.

      9.10 References to Agreement. The words "hereof," "herein," "hereunder," and other similar compounds of the word "here" shall mean and refer to the entire Agreement and not to any particular section, article, provision, annex, exhibit, schedule, or paragraph unless so required by the context.

      9.11 Schedules and Exhibits. Schedules and Exhibits to this Agreement (and any references to any part or parts of them) shall, in each instance, include the Schedules or Exhibits (as the case may be) attached hereto as well as any amendments thereto (in each such case). All such Schedules and Exhibits shall be deemed an integral part hereof, and are incorporated herein by reference.

      9.12 Arbitration. Any dispute relating to this Agreement or the Note shall be subject to binding arbitration in Delaware City, such arbitration to be conducted by the American Arbitration Association ("AAA") pursuant to the AAA's commercial rules as in effect at that time All parties agree that the AAA in Delaware City (and nowhere else) shall be the proper venue for all such disputes.

      9.13 Severability. Each section, subsection and lesser section of this Agreement constitutes a separate and distinct undertaking, covenant, and/or provision, in the event that any provision of this Agreement shall finally be determined to be unlawful, such provision shall be deemed severed from this Agreement, but every, other provision of this Agreement shall remain in full force and effect.

      9.14 Rights in Third Parties. Except as otherwise specifically provided, nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person, form, or corporation, other than the parties hereto and their assigns, any rights or remedies, under or be reason of this Agreement.

      9.15 Expenses. Each party shall pay its own expenses in connection with the negotiation and consummation of the transactions contemplated by this Agreement.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                          Highland Acquisition Corporation
                                                a Delaware corporation

/s/ Jack H. Halperin                      By:  /s/ Richmond Chandler
-----------------------------                  -----------------------------
Witness                                        Richmond Chandler, President

                                               Maggio Beef Corporation
                                               a New York corporation

/s/ Phillip Serlin                             By:  /s/ John Maggio
-----------------------------                  -----------------------------
Witness

                                LIST OF EXHIBITS.

EXHIBIT
NUMBER.                            DESCRIPTION

1.1(a)      Description of intellectual property being transferred

1.1(c) List of all commitments, contracts, leases (other than those provided in ss1.1(a)) and agreements relating to the Business and the Transferred Assets.

3.1(b) List of Employees and all pension, health or other employee benefit plans or fringe benefits

3.1(d)      Form of Highland Subordination Agreement

3.1(f)      List of Required Consents

3.1(g)      Violations

                                   ASSIGNMENT

      FOR GOOD AND VALUABLE CONSIDERATION, receipt of which is acknowledged, Highland Acquisition Corporation, a Delaware corporation ("Highland") hereby assigns to First India Diversified Holdings, Inc. all rights and interest of Highland under that certain Agreement of Asset Acquisition dated April 30, 2001 between Highland and Maggio Beef Corporation.


Dated: April 30, 2001

                                          Highland Acquisition Corporation

                                          By:  /s/ Richmond Chandler
                                               -----------------------------
                                               Richmond Chandler, President